Exhibit 10.16.15

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

TWELFTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twelfth Amendment (“Twelfth Amendment”) to the Data License Agreement (“Agreement”), dated December 1, 2002, as amended, between NAVTEQ North America, LLC (“NT”) (formerly Navigation Technologies Corporation) and TeleNav, Inc. (formerly known as Televigation, Inc., collectively referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and NT and NAVTEQ Europe B.V. (collectively “NT” or “NAVTEQ”) as of the date of last signature below (“Twelfth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Twelfth Amendment shall have the meanings set forth in the Agreement or within each applicable TL.

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Twelfth Amendment as follows:

1.	Section 2(a) of the Ninth Amendment to the Agreement, made by and between the parties, dated February 25, 2010 (“Ninth Amendment”), is hereby deleted in its entirety and replaced with the following:

“Speed Limits FC 1-4 Content and Extended Lanes FC 1-4 Content for the United States and Canada (collectively, “Additional Content”) are hereby added to the description of Data in Section III of TL 1.”

2.	The definition of “Extended Lanes FC 1-4 Content” under Section 2(b) of the Ninth Amendment is hereby deleted in its entirety and replaced with the following:

“Extended Lanes FC 1-4 Content” consists of the following attributes and related attribute information as and when made generally available by NT: Extended Number of Lanes, Lane Dependent Validity, Lane Direction of Traffic Flow, Connected Lanes, Lane Divider and Center Divider Marking, Forming/Ending, Side of Link, Lane Height and Lane Width for roadways qualified by NAVTEQ as Functional Class FC 1-4.

3.	The first sentence of Section 2(c) of the Ninth Amendment is hereby deleted in its entirety and replaced with the following: “Additional Content is available and licensed hereunder for the United States and Canada only.”

4.	The first sentence of Section 2(e) of the Ninth Amendment is hereby deleted in its entirety and replaced with the following:

“With respect to Applications in which Additional Content is made accessible for use and for which Client is paying license fees for the underlying NAVTEQ Data on an Active Subscriber basis (as defined in the Seventh Amendment to the Agreement), the applicable premium from the table below for such Additional Content shall be applied to the license fees due per Active Subscriber.”

5.	The table under Section 2(e) of the Ninth Amendment is hereby deleted in its entirety and replaced with the following amended table:

Additional Content	Territory	Premium
Speed Limits FC 1-4 Content	US	[*****]%

Speed Limits FC 1-4 Content	US/Canada	[*****]%

Speed Limits FC 1-4 Content	Canada	[*****]%

Extended Lanes FC 1-4 Content	US	[*****]%

Extended Lanes FC 1-4 Content	US/Canada	[*****]%

Extended Lanes FC 1-4 Content	Canada	[*****]%

12th Amendment to the DLA [NA CONS] [Salesforce # PR-002963] [TeleNav 09-21-10 lee]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

6.	The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

IN WITNESS WHEREOF, the parties have caused this Twelfth Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	Vice President & Assistant General Counsel	Title:	CFO
Date:	9/28/2010	Date:	9/24/2010

12th Amendment to the DLA [NA CONS] [Salesforce # PR-002963] [TeleNav 09-21-10 lee]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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